UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

Cadence Bancorporation
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
_____________________ (State or other jurisdiction	_____________ (Commission	_______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 871-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CADE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 12, 2021, Cadence Bancorporation, a Delaware corporation (“Cadence”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BancorpSouth Bank, a Mississippi-chartered bank (“BancorpSouth”), and Cadence’s bank subsidiary, Cadence Bank, N.A., a national association (“Cadence Bank”) entered into a related bank-level Agreement and Plan of Merger (the “Bank Merger Agreement”) with BancorpSouth, pursuant to which BancorpSouth and Cadence have agreed to effect a merger-of-equals transaction.  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Cadence will merge with and into BancorpSouth (the “Merger”), with BancorpSouth continuing as the surviving entity. Immediately following the Merger, or at such later time as the parties may mutually agree, Cadence Bank will merge with and into BancorpSouth (the “Bank Merger”), with BancorpSouth continuing as the surviving entity. The Merger Agreement and the Bank Merger Agreement were unanimously approved by the Board of Directors of each of BancorpSouth and Cadence.

The main office and bank headquarters of the combined company will be located in Tupelo, Mississippi and the corporate headquarters of the combined company will be located in Houston, Texas. The Chief Executive Officer and the Executive Vice Chairman of the combined company will maintain their respective principal offices in Tupelo, Mississippi and Houston, Texas. The name of the surviving entity will be Cadence Bank.

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value, $0.01 per share, of Cadence (“Cadence Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by Cadence or BancorpSouth, will be converted into the right to receive 0.70 shares of common stock (the “Exchange Ratio”), par value $2.50 per share, of BancorpSouth (the “BancorpSouth Common Stock”). Prior to the Effective Time, Cadence will declare and pay a special cash dividend of $1.25 per share of Cadence Common Stock (the “Special Dividend”).

In addition, upon the terms and subject to the conditions set forth in the Merger Agreement, (a) each option to purchase shares of Cadence Common Stock (“Cadence Stock Option”) that is outstanding immediately prior to the Effective Time will be equitably adjusted immediately prior to the Effective Time by an amount equal to the Special Dividend, contingent on the consummation of the Merger, and then, at the Effective Time, each Cadence Stock Option that is outstanding and unexercised immediately prior to the Effective Time will be converted into an option to purchase shares of BancorpSouth Common Stock based on the Exchange Ratio and will be subject to the same terms and conditions after giving effect to certain provisions under the applicable equity incentive plan or award agreement as applied to the corresponding Cadence Stock Option immediately prior to the Effective Time, (b) each Cadence restricted stock unit (“Cadence RSU”) that is outstanding immediately prior to the Effective Time will be converted, at the Effective Time, into the right to receive the Special Dividend (through a dividend equivalent account) and a restricted stock unit award in respect of a number of shares of BancorpSouth Common Stock (“BancorpSouth Converted RSU Award”) based on the Exchange Ratio, which will be subject to the same terms and conditions as applied to the corresponding Cadence RSU immediately prior to the Effective Time, and (c) each Cadence performance stock unit (“Cadence PSU”) that is outstanding immediately prior to the Effective Time willl be converted, at the Effective Time, into the right to receive the Special Dividend (through a dividend equivalent account) and a BancorpSouth Converted RSU Award based on the Exchange Ratio (with the number of shares of Cadence Common Stock determined based on the higher of target performance and actual performance), and will be subject the same terms and conditions (other than performance conditions) as applied to the corresponding Cadence PSU immediately prior to the Effective Time.

With respect to any outstanding BancorpSouth equity awards, upon a termination of employment of a holder by BancorpSouth without “cause” within 24 months following the closing of the Merger, (i) such equity awards of BancorpSouth (other than any of BancorpSouth’s performance stock unit awards with an outstanding performance period) will become fully vested and (ii) any of BancorpSouth’s performance stock unit awards with an outstanding performance period will cease to be subject to any service-based vesting conditions and continue to be subject to performance-based vesting conditions in accordance with the terms of the award.

Certain Governance Matters

Under the Merger Agreement and the bylaws of the combined company, upon the Effective Time:

•	Mr. James D. Rollins, III, the current Chairman and Chief Executive Officer of BancorpSouth, will continue to serve as Chairman and Chief Executive Officer of the surviving entity;
•	Mr. Paul B. Murphy, Jr., the current Chairman and Chief Executive Officer of Cadence, will be appointed as Executive Vice Chairman and a member of the board of directors of the surviving entity; and
•	Mr. Larry G. Kirk, a current director of BancorpSouth, will serve as independent lead director of the board of directors of the surviving entity.

The officers of the surviving entity will include two former officers of BancorpSouth and three former officers of Cadence, in each case as set forth in the Merger Agreement.

In addition, at the Effective Time, the Board of Directors of the surviving entity will initially be comprised of 20 directors, of which 11 will be former members of the board of directors of BancorpSouth (including Mr. James D. Rollins, III and Mr. Larry G. Kirk) and of which 9 will be former members of the board of directors of Cadence (including Mr. Paul B. Murphy, Jr.).

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains customary representations and warranties from both BancorpSouth and Cadence, and each party has agreed to customary covenants, including, among others, covenants relating to (a) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (b) the filing with each of the Federal Deposit Insurance Corporation (“FDIC”) and the U.S. Securities and Exchange Commission (the “SEC”) of a joint proxy statement relating to the respective meetings of BancorpSouth’s and Cadence’s shareholders to be held in connection with the Merger Agreement and the transactions contemplated thereby, which will include an offering circular with respect to the BancorpSouth Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement, (c) each party’s obligation to call a meeting of its shareholders to approve the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement, and (d) each party’s non-solicitation obligations related to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including (a) approval of the Merger Agreement by Cadence’s shareholders and by BancorpSouth’s shareholders, (b) authorization for listing on the New York Stock Exchange of the shares of the BancorpSouth Common Stock to be issued in the Merger, subject to official notice of issuance, (c) the receipt of required regulatory authorizations, consents, waivers, orders or approvals, including from the FDIC in respect of the Merger and the Bank Merger and the Mississippi Department of Banking and Consumer Finance, and (d) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger or the Bank Merger or making the completion of the Merger or the Bank Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both BancorpSouth and Cadence and further provides that a termination fee of $118,000,000 will be payable by either BancorpSouth or Cadence, as applicable, upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement and the Bank Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement and the Bank Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between BancorpSouth and Cadence instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger or the Bank Merger, and (2) were made only as of the date of the Merger Agreement and the Bank Merger Agreement or such other date as is specified in the Merger Agreement and the Bank Merger Agreement, as applicable. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and the Bank Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and the Bank Merger Agreement, and not to provide investors with any factual information regarding BancorpSouth or Cadence, their respective affiliates or their respective businesses. The Merger Agreement and the Bank Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding BancorpSouth, Cadence, their respective affiliates or their respective businesses, the Merger Agreement, the Bank Merger Agreement, the Merger and the Bank Merger that will be contained in, or incorporated by reference into, the joint proxy statement of BancorpSouth and Cadence, which will include an offering circular with respect to the BancorpSouth Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement, as well as in the Forms 10-K, Forms 10-Q and other filings that each of BancorpSouth and Cadence make with the FDIC and the SEC, respectively.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of April 12, 2021, by and between BancorpSouth Bank and Cadence Bancorporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and similar attachments have been omitted in accordance with Item 601(a)(5) of Regulation S-K. Cadence hereby undertakes to furnish supplemental copies of any omitted schedules or similar attachments upon request by the SEC; provided, however, that Cadence may request confidential treatment for any schedules so furnished.

Forward-Looking Statements

Certain statements in this Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to BancorpSouth’s and Cadence’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments.  These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this Report, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth and Cadence.  The factors that could cause actual results to differ materially include the following:  the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; BancorpSouth and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth’s other filings with the FDIC, which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the SEC, which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebancorporation.com/, under the heading “SEC Filings.”  BancorpSouth and Cadence assume no obligation to update the information in this Report, except as otherwise required by law.

Additional Information and Where to Find It

This Report may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth and Cadence.  In connection with the proposed acquisition, BancorpSouth and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering circular with respect to the common stock of BancorpSouth.  STOCKHOLDERS OF BANCORPSOUTH AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence.  Such documents are not currently available.

Participants in Solicitation

BancorpSouth and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth Common Stock and the holders of Cadence Common Stock in respect of the proposed transaction.  Information about the directors and executive officers of BancorpSouth is set forth in the proxy statement for BancorpSouth’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021.  Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021.  Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE BANCORPORATION

By:	/s/ Jerry W. Powell
	Name:	Jerry W. Powell
	Title:	Executive Vice President, General Counsel and Secretary

Date: April 16, 2021